Goodwill	12 Months Ended
Dec. 31, 2023
Disclosure of Goodwill [Abstract]
Goodwill	Goodwill
The Group’s goodwill balances as of 31 December 2023 and 2022 are as follows:

	2023	2022
Balance as of 1 January	11,643	12,367
Translation difference	415	(724)
Balance as of 31 December	12,058	11,643
Goodwill is recognized at the Group level, which is determined to be the smallest cash-generating unit. The recoverable amount of the cash-generating unit is determined based on a value in use calculation which uses cash flow projections based on the financial forecast for the period 2024-2030 which reflect the recent business developments of the Group and has been approved by management and the Board of Directors. The Group determined that the terminal growth rate and the discount rate are the key assumptions used in determining the current estimate of value in use.
Cash flows beyond 2030 have been extrapolated using a negative 5% terminal rate in both the 2023 and 2022 value in use calculations, respectively. A discount rate of 25.0% (2022: 27.6%) per annum was used in determining the current estimate of value in use. Since the recoverable amount of the cash-generating unit was substantially in excess of its carrying amount as of 31 December 2023 and 2022, management believes that any reasonably possible change in the key assumptions on which the recoverable amount of the cash-generating unit is based would not cause the carrying amount of the cash-generating unit to exceed its recoverable amount.
There were no goodwill impairment charges recognized in the consolidated statements of profit or loss and other comprehensive income or loss in any prior periods.